UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-568_

Value Line Fund, Inc.

(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31, 2007

Date of reporting period: December 31, 2007

Item I Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/07 is included with this Form.

INVESTMENT ADVISER	Value Line, Inc. 220 East 42nd Street New York, NY 10017-5891

DISTRIBUTOR	Value Line Securities, Inc. 220 East 42nd Street New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co. 225 Franklin Street Boston, MA 02110

SHAREHOLDER SERVICING AGENT	State Street Bank and Trust Co. c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq. 496 Valley Road Cos Cob, CT 06807-0272

DIRECTORS	Jean Bernhard Buttner John W. Chandler Frances T. Newton Francis C. Oakley David H. Porter Paul Craig Roberts Nancy-Beth Sheerr

OFFICERS
Jean Bernhard Buttner
Chairman and President
David T. Henigson
Vice President/
Secretary/Chief
Compliance Officer
Stephen R. Anastasio
Treasurer
Howard A. Brecher
Assistant Secretary/
Assistant Treasurer

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#540347

ANNUAL REPORT

December 31, 2007

The Value Line
Fund, Inc.

The Value Line Fund, Inc.

To Our Value Line

To Our Shareholders (unaudited):

For the twelve months ended December 31, 2007, the total return for The Value Line Fund (the “Fund”) was 19.50%. This was well above the S&P 500 Index(1) return of 5.49% for the same twelve-month period.

Despite reaching a new high in 2007, the stock market faced considerable uncertainty. For most of the year, the markets were concerned with the collapse of subprime mortgages and its effect on the credit markets. Financial companies were hit the hardest in 2007, beginning with mortgage firms. Finance companies posted writedowns in excess of $80 billion. The Federal Reserve Board was forced to raise liquidity and lower interest rates. The federal funds rate was cut 100 basis points from 5.25% to 4.25% last year. Two additional rate cuts have been voted so far in 2008.

The top performing sectors in the market for the twelve-month period ended December 31, 2007 were semiconductors and computers. Apple was a top performer with strong sales for its new iPhone. Other top performers were Google and Research in Motion. The worst performing sectors for the same period were financial services, including banks and homebuilding.

The Value Line Fund generally invests in multi-cap stocks that are ranked in the Highest category for relative price performance over the next six to twelve months by the Value Line Timeliness Ranking System. The System favors stocks with strong price and earnings momentum relative to those of all other equities in the Value Line Investment Survey of approximately 1,700 stocks. The Fund has very limited exposure to the financial sector, approximately one percent, which was the weakest sector of the market for the twelve-month period ended December 31, 2007. The Fund had three percent of its market value in the semiconductor sector, which was one of the top performing sectors for the same time period. In addition, the Fund had positions in Apple, Google, Research in Motion and Amazon, all top performers for the year, which contributed to its outperformance versus the S&P 500 Index.

We appreciate your confidence in the Value Line Fund and look forward to serving your investment needs in the future.

Sincerely,

Jean Bernhard Buttner
Chairman and President

February 1, 2008

(1)	The Standard & Poor’s 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The Value Line Fund, Inc.

Fund Shareholders

Economic Observations (unaudited)

The year-ahead economic outlook is growing increasingly guarded, with weakness now present in the major consumer and industrial markets. What’s more, there is no quick or easy solution for what ails the U.S. economy, with softness likely to continue in housing, retailing, and employment. The economy, which began to slow noticeably during the final quarter of 2007, when gross domestic product growth slowed to a minuscule 0.6%, is unlikely to pick up meaningfully until later in the new year—if then. Indeed, we now think there is at least an even chance that the United States will fall into a recession in 2008.

Moreover, even a modest rate of business growth this year—which would be a best-case scenario—assumes that there will be no exogenous shocks to the system, such as a worsening of the situation in the Middle East or a further surge in oil prices. Either of these events, along with a marked worsening of the housing slump or a serious miscalculation by the Federal Reserve on the interest-rate front (where the nation’s central bank is now taking aggressive action), might prove sufficiently troubling to almost assure a recession—and perhaps a moderate to severe one—or generate an unwanted increase in inflation.

Currently, inflation remains under control for the most part, thanks to generally contained labor costs and steady levels of productivity growth (i.e., labor cost efficiency). Adequate supplies of raw materials should also help keep the costs of production from undue escalation. We caution, though, that as the pace of economic growth accelerates after 2008 and 2009, some increase in pricing pressures may emerge. Absent a stronger long-term business expansion than we now forecast, or a further surge in oil prices, inflation should be held in relative check through the early years of the next decade.

The Value Line Fund, Inc.

(unaudited)

The following graph compares the performance of The Value Line Fund, Inc. to that of the S&P 500 Index. The Value Line Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment
in the Value Line Fund, Inc. and the S&P 500 Index*

*	The Standard and Poor’s 500 Stock Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

Performance Data:**

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/07	19.50%	$11,950
5 years ended 12/31/07	12.33%	$17,882
10 years ended 12/31/07	4.15%	$15,012

**	The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Value Line Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/07	Ending account value 12/31/07	Expenses* paid during period 7/1/07 thru 12/31/07
Actual	$1,000.00	$1,083.83	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

The Value Line Fund, Inc.

Portfolio Highlights at December 31, 2007 (unaudited)

Ten Largest Holdings

Issue	Shares	Value	Percentage of Net Assets
Agrium, Inc.	33,000	$2,382,930	1.17%
Apple, Inc.	12,000	$2,376,960	1.17%
Fresh Del Monte Produce, Inc.	68,000	$2,283,440	1.12%
Manitowoc Company, Inc. (The)	46,000	$2,246,180	1.11%
Nasdaq Stock Market, Inc.	45,000	$2,227,050	1.10%
FTI Consulting, Inc.	36,000	$2,219,040	1.09%
SunPower Corp. Class A	17,000	$2,216,630	1.09%
Merck & Co., Inc.	38,000	$2,208,180	1.09%
Charles Schwab Corp. (The)	85,000	$2,171,750	1.07%
Valmont Industries, Inc.	24,000	$2,138,880	1.05%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investment Securities

The Value Line Fund, Inc.

Schedule of Investments                   December 31, 2007

Shares		Value
COMMON STOCKS (96.3%)
	AEROSPACE/DEFENSE (2.0%)
317,000	Bombardier, Inc. Class B *	$1,902,638
15,000	Precision Castparts Corp.	2,080,500
		3,983,138
	AUTO PARTS (1.0%)
100,000	LKQ Corp. *	2,102,000
	BEVERAGE — SOFT DRINK (2.1%)
34,000	Coca-Cola Co. (The)	2,086,580
64,000	PepsiAmericas, Inc.	2,132,480
		4,219,060
	BIOTECHNOLOGY (0.9%)
20,000	Invitrogen Corp. *	1,868,200
	BUILDING MATERIALS (2.7%)
29,000	Dynamic Materials Corp.	1,708,100
13,000	Fluor Corp.	1,894,360
20,000	Jacobs Engineering Group, Inc. *	1,912,200
		5,514,660
	CHEMICAL — BASIC (2.2%)
33,000	Agrium, Inc.	2,382,930
14,000	Potash Corporation of Saskatchewan, Inc.	2,015,440
		4,398,370
	CHEMICAL — DIVERSIFIED (1.0%)
19,000	Monsanto Co.	2,122,110
	CHEMICAL — SPECIALTY (0.9%)
20,000	Mosaic Co. (The) *	1,886,800
	COMPUTER & PERIPHERALS (4.7%)
12,000	Apple, Inc. *	2,376,960
98,000	EMC Corp. *	1,815,940
77,000	Seagate Technology	1,963,500
29,000	Sigma Designs, Inc. *	1,600,800
59,000	Western Digital Corp. *	1,782,390
		9,539,590
	COMPUTER SOFTWARE & SERVICES (5.8%)
51,000	ANSYS, Inc. *	$2,114,460
54,000	BMC Software, Inc. *	1,924,560
73,000	CA, Inc.	1,821,350
76,000	Jack Henry & Associates, Inc.	1,849,840
54,000	Microsoft Corp.	1,922,400
93,000	Oracle Corp. *	2,099,940
		11,732,550
	DIVERSIFIED COMPANIES (3.1%)
36,000	McDermott International, Inc. *	2,125,080
27,000	Textron, Inc.	1,925,100
24,000	Valmont Industries, Inc.	2,138,880
		6,189,060
	DRUG (6.8%)
21,000	Covance, Inc. *	1,819,020
41,000	LifeCell Corp. *	1,767,510
38,000	Merck & Co., Inc.	2,208,180
32,000	Novo Nordisk A/S ADR	2,075,520
33,000	Onyx Pharmaceuticals, Inc. *	1,835,460
41,000	OSI Pharmaceuticals, Inc. *	1,988,910
61,000	Perrigo Co.	2,135,610
		13,830,210
	EDUCATIONAL SERVICES (3.8%)
26,000	Apollo Group, Inc. Class A *	1,823,900
38,000	DeVry, Inc.	1,974,480
84,000	Learning Tree International, Inc. *	1,928,640
11,500	Strayer Education, Inc.	1,961,670
		7,688,690
	ELECTRICAL EQUIPMENT (1.8%)
59,000	FLIR Systems, Inc. *	1,846,700
18,000	Garmin Ltd.	1,746,000
		3,592,700
	ELECTRONICS (1.8%)
50,000	Cubic Corp.	1,960,000
20,000	MEMC Electronic Materials, Inc. *	1,769,800
		3,729,800

See Notes to Financial Statements.

The Value Line Fund, Inc.

Schedule of Investments

Shares		Value
	ENTERTAINMENT TECHNOLOGY (1.9%)
38,000	Dolby Laboratories, Inc. Class A *	$1,889,360
86,000	Zoran Corp. *	1,935,860
		3,825,220
	ENVIRONMENTAL (0.9%)
32,000	Stericycle, Inc. *	1,900,800
	FINANCIAL SERVICES — DIVERSIFIED (2.1%)
59,000	Janus Capital Group, Inc.	1,938,150
45,000	Nasdaq Stock Market, Inc. *	2,227,050
		4,165,200
	FOOD PROCESSING (1.1%)
68,000	Fresh Del Monte Produce, Inc. *	2,283,440
	HEALTH CARE INFORMATION SYSTEMS (1.0%)
82,000	Eclipsys Corp. *	2,075,420
	INDUSTRIAL SERVICES (1.1%)
36,000	FTI Consulting, Inc. *	2,219,040
	INFORMATION SERVICES (1.0%)
35,000	IHS, Inc. Class A *	2,119,600
	INSURANCE — LIFE (0.9%)
30,000	AFLAC, Inc.	1,878,900
	INTERNET (4.9%)
23,000	Amazon.com, Inc. *	2,130,720
57,000	eBay, Inc. *	1,891,830
69,300	Global Sources Ltd. *	1,955,646
3,000	Google, Inc. Class A *	2,074,440
16,000	Priceline.com, Inc. *	1,837,760
		9,890,396
	MACHINERY (7.9%)
28,000	AGCO Corp. *	$1,903,440
20,000	Bucyrus International, Inc. Class A	1,987,800
30,000	CNH Global N.V.	1,974,600
22,000	Deere & Co.	2,048,640
21,000	Flowserve Corp.	2,020,200
26,000	Lindsay Corp.	1,837,940
46,000	Manitowoc Company, Inc. (The)	2,246,180
26,000	Robbins & Myers, Inc.	1,966,380
		15,985,180
	MEDICAL SERVICES (0.9%)
21,000	WellPoint, Inc. *	1,842,330
	MEDICAL SUPPLIES (4.6%)
39,000	ArthroCare Corp. *	1,873,950
27,000	Charles River Laboratories International, Inc. *	1,776,600
32,000	IDEXX Laboratories, Inc. *	1,876,160
6,000	Intuitive Surgical, Inc. *	1,947,000
33,000	Kinetic Concepts, Inc. *	1,767,480
		9,241,190
	METALS & MINING DIVERSIFIED (2.7%)
53,000	AMCOL International Corp.	1,909,590
26,000	BHP Billiton Ltd. ADR	1,821,040
17,000	Southern Copper Corp.	1,787,210
		5,517,840
	NATURAL GAS — DIVERSIFIED (2.0%)
35,000	Southwestern Energy Co. *	1,950,200
58,000	Williams Companies, Inc. (The)	2,075,240
		4,025,440
	OILFIELD SERVICES/EQUIPMENT (3.0%)
44,000	Cameron International Corp. *	2,117,720
16,000	Core Laboratories N.V. *	1,995,520
27,000	National-Oilwell Varco, Inc. *	1,983,420
		6,096,660
	PACKAGING & CONTAINER (1.9%)
41,000	Owens-Illinois, Inc. *	2,029,500
67,000	Packaging Corp. of America	1,889,400
		3,918,900

See Notes to Financial Statements.

The Value Line Fund, Inc.

December 31, 2007

Shares		Value
	PAPER & FOREST PRODUCTS (0.8%)
111,000	Glatfelter	$1,699,410
	PHARMACY SERVICES (0.9%)
26,000	Express Scripts, Inc. *	1,898,000
	POWER (1.1%)
17,000	SunPower Corp. Class A *	2,216,630
	PRECISION INSTRUMENT (2.7%)
47,000	Axsys Technologies, Inc. *	1,722,550
57,000	National Instruments Corp.	1,899,810
24,000	Waters Corp. *	1,897,680
		5,520,040
	RETAIL — AUTOMOTIVE (0.9%)
45,000	Copart, Inc. *	1,914,750
	RETAIL — SPECIAL LINES (2.7%)
36,000	Best Buy Co., Inc.	1,895,400
43,000	Fossil, Inc. *	1,805,140
29,000	GameStop Corp. Class A *	1,801,190
		5,501,730
	SECURITIES BROKERAGE (1.1%)
85,000	Charles Schwab Corp. (The)	2,171,750
	SEMICONDUCTOR (2.9%)
52,500	Cypress Semiconductor Corp. *	1,891,575
59,000	NVIDIA Corp. *	2,007,180
57,000	Texas Instruments, Inc.	1,903,800
		5,802,555
	SHOE (0.9%)
12,000	Deckers Outdoor Corp. *	1,860,720
	TELECOMMUNICATION SERVICES (1.0%)
20,000	Telefonica S.A. ADR	1,951,800
	TELECOMMUNICATIONS EQUIPMENT (1.8%)
107,000	Foundry Networks, Inc. *	1,874,640
48,000	Nokia Oyj ADR	1,842,720
		3,717,360
	WIRELESS NETWORKING (1.0%)
18,000	Research In Motion Ltd. *	$2,041,200

	TOTAL COMMON STOCKS AND TOTAL INVESTMENT SECURITIES (96.3%) (Cost $169,372,999)	$195,678,439

Principal Amount		Value
REPURCHASE AGREEMENTS (3.6%)
$7,400,000	With Morgan Stanley, 0.95%, dated 12/31/07, due 1/2/08, delivery value $7,400,391 (collateralized by $7,265,000 U.S. Treasury Notes 5.50%, due 5/15/09, with a value of $7,552,743)	7,400,000
	TOTAL REPURCHASE AGREEMENTS (Cost $7,400,000)	7,400,000

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)		195,181

NET ASSETS (100%)		$203,273,620

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($203,273,620 ÷ 15,846,126 shares outstanding)		$12.83

*	Non-income producing.

ADR	American Depositary Receipt

See Notes to Financial Statements.

The Value Line Fund, Inc.

Statement of Assets and Liabilities
at December 31, 2007

Assets:
Investment securities, at value (Cost—$169,372,999)	$195,678,439
Repurchase agreements (Cost—$7,400,000)	7,400,000
Cash	166,386
Receivable for securities sold	5,778,688
Interest and dividends receivable	115,358
Receivable for capital shares sold	21,702
Prepaid expenses	15,217
Total Assets	209,175,790
Liabilities:
Payable for securities purchased	5,648,198
Payable for capital shares repurchased	86,377
Accrued expenses:
Advisory fee	117,211
Directors’ fees and expenses	3,535
Other	46,849
Total Liabilities	5,902,170
Net Assets	$203,273,620
Net assets consist of:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 15,846,126 shares)	$15,846,126
Additional paid-in capital	157,273,751
Accumulated net realized gain on investments	3,848,303
Net unrealized appreciation of investments	26,305,440
Net Assets	$203,273,620
Net Asset Value, Offering and Redemption Price per Outstanding Share ($203,273,620 ÷ 15,846,126 shares outstanding)	$12.83

Statement of Operations
for the Year Ended December 31, 2007

Investment Income:
Dividends (Net of foreign withholding tax of $11,755)	$1,140,779
Interest	278,754
Total Income	1,419,533
Expenses:
Advisory fee	1,351,288
Service and distribution plan fees	500,496
Transfer agent fees	114,799
Auditing and legal fees	63,652
Printing and postage	55,151
Custodian fees	39,517
Directors’ fees and expenses	15,003
Telephone	11,001
Registration and filing fees	1,899
Insurance	899
Other	3,302
Total Expenses Before Custody Credits and Fees Waived	2,157,007
Less: Service and Distribution Plan Fees Waived	(500,496)
Less: Custody Credits	(9,617)
Net Expenses	1,646,894
Net Investment Loss	(227,361)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain	30,404,146
Change in Net Unrealized Appreciation/(Depreciation)	5,312,314
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	35,716,460
Net Increase in Net Assets from Operations	$35,489,099

See Notes to Financial Statements.

The Value Line Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 2007 and 2006

	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment loss	$(227,361)	$(788,625)
Net realized gain on investments	30,404,146	11,577,224
Change in net unrealized appreciation/(depreciation)	5,312,314	(2,751,158)
Net increase in net assets from operations	35,489,099	8,037,441
Distributions to Shareholders:
Net realized gain from investment transactions	(27,740,813)	(17,374,630)
Capital Share Transactions:
Proceeds from sale of shares	3,289,737	5,750,466
Proceeds from reinvestment of distributions to shareholders	26,184,717	16,373,788
Cost of shares repurchased	(31,298,206)	(29,153,331)
Decrease from capital share transactions	(1,823,752)	(7,029,077)
Total Increase/(Decrease) in Net Assets	5,924,534	(16,366,266)
Net Assets:
Beginning of year	197,349,086	213,715,352
End of year	$203,273,620	$197,349,086

See Notes to Financial Statements.

The Value Line Fund, Inc.

Notes to Financial Statements

1.	Significant Accounting Policies

Value Line Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A)    Security Valuation.    Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the mid point between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statement disclosures.

(B)    Repurchase Agreements.    In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C)    Federal Income Taxes.    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation” or “FIN 48”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable

The Value Line Fund, Inc.

December 31, 2007

in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, management has reviewed the tax positions for the tax years still subject to tax audit under the statute of limitations, evaluated the implication of FIN 48, and determined that there is no impact to the Fund’s financial statements at this time.

(D)    Security Transactions and Distributions.    Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E)    Foreign Currency Translation.    The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/depreciation on investments.

(F)    Representations and Indemnifications.    In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(G)    Foreign Taxes.    The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

2.	Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows:

	Year Ended December 31, 2007	Year Ended December 31, 2006
Shares sold	237,070	424,616
Shares issued to shareholders in reinvestment of dividends and distributions	2,111,782	1,309,937
	2,348,852	1,734,553
Shares repurchased	(2,315,940)	(2,180,922)
Net increase/(decrease)	32,912	(446,369)
Distributions per share from net realized gains	$2.0136	$1.1869

The Value Line Fund, Inc.

Notes to Financial Statements

3.	Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended December 31, 2007
Purchases: Investment Securities	$418,977,163
Sales: Investment Securities	$451,565,309

4.	Income Taxes

At December 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$176,781,026
Gross tax unrealized appreciation	$28,697,750
Gross tax unrealized depreciation	(2,400,337)
Net tax unrealized appreciation on investments	$26,297,413
Undistributed ordinary income	$2,308,197
Undistributed long-term gain	$1,548,132

The difference between book and tax basis unrealized appreciation/(depreciation) on investments was primarily attributed to wash sale loss deferrals.

Permanent book tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund decreased accumulated net investment loss by $227,361 and decreased accumulated net realized gain by approximately $227,361. Net assets were not affected by this reclassification. These reclassifications were primarily due to differing treatments of net operating losses for tax purposes.

The tax composition of distributions to shareholders for the years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Ordinary income	$23,180,166	$6,149,470
Long-term capital gain	4,560,647	11,225,160
	$27,740,813	$17,374,630

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $1,351,288 was paid or payable to Value Line, Inc., the Fund’s investment adviser, (the “Adviser”), for the year ended December 31, 2007. This was computed at the rate of 0.70% of the first $100 million of the Fund’s average daily net assets plus 0.65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the funds’ respective net assets. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2007, fees amounting to $500,496, before fee waivers, were accrued under the Plan. Effective August 31, 2006 the Distributor voluntarily waived the

The Value Line Fund, Inc.

December 31, 2007

12b-1 fee. Effective May 1, 2007, the Distributor contractually agreed to waive the Fund’s 12b-1 fee for a one year period. For the year ended December 31, 2007, the fees waived amounted to $500,496. The Distributor has no right to recoup prior waivers.

For the year ended December 31, 2007, the Fund’s expenses were reduced by $9,617 under a custody credit arrangement with the custodian.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 552,280 shares of the Fund’s capital stock, representing 3.49% of the outstanding shares at December 31, 2007. In addition, officers and directors of the Fund as a group owned 12,215 shares of the Fund, representing less than 1% of the outstanding shares.

The Value Line Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2007		2006		2005		2004		2003
Net asset value, beginning of year	$12.48		$13.14		$13.90		$14.25		$13.67
Income/(loss) from investment operations:
Net investment loss	(0.01)		(0.05)		(0.07)		(0.08)		(0.03)
Net gains or losses on securities (both realized and unrealized)	2.37		0.58		1.53		1.80		2.24
Total from investment operations	2.36		0.53		1.46		1.72		2.21
Less distributions:
Distributions from net realized gains	(2.01)		(1.19)		(2.22)		(2.07)		(1.63)
Net asset value, end of year	$12.83		$12.48		$13.14		$13.90		$14.25
Total return	19.50%		4.00%		10.40%		12.09%		16.28%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$203,274		$197,349		$213,715		$215,025		$216,047
Ratio of expenses to average net assets(1)	1.08%		1.12%		1.13%		1.13%		1.13%
Ratio of expenses to average net assets(2)	0.82%		1.04%		1.13%		1.13%		1.13%
Ratio of net investment loss to average net assets	(0.11	) %	(0.37	) %	(0.52	) %	(0.58	) %	(0.19	) %
Portfolio turnover rate	216%		224%		224%		297%		129%

(1)	Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of service and distribution plan fees by the Distributor. The ratio of expenses to average net assets net of custody credits, but exclusive of the waiver of the service and distribution plan fees by the Distributor, would have been 1.07% for the year ended December 31, 2007 and would not have changed for the other years shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

The Value Line Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of The Value Line Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Fund, Inc. (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 25, 2008

The Value Line Fund, Inc.

Federal Tax Notice (unaudited)

For corporate taxpayers, 7.10% of the ordinary income distribution paid during the calendar year 2007 qualify for the corporate dividends received deductions.

During the calendar year 2007, 7.63% of the ordinary income distribution are treated as qualified dividends.

During the calendar year 2007, the Fund distributed $4,560,647 of long-term capital gain to its shareholders.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies during the most recent 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

The Value Line Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Jean Bernhard Buttner Age 73	Chairman of the Board of Directors and President	Since 1983
Chairman, President and Chief Executive Officer of Value Line, Inc. (the “Adviser”) and Value Line Publishing, Inc. Chairman and President of each of the 14 Value Line Funds and Value Line Securities, Inc. (the “Distributor”).
Value Line, Inc.
Non-Interested Directors
John W. Chandler 116 North Hemlock Lane Williamstown, MA 01267 Age 84	Director (Lead Independent Director since 2007)	Since 1991	Consultant, Academic Search Consultation Service, Inc. (1994–2004); Trustee Emeritus and Chairman (1993–1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.	None
Frances T. Newton 4921 Buckingham Drive Charlotte, NC 28209 Age 66	Director	Since 2000	Retired. Customer Support Analyst, Duke Power Company until April 2007.	None
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 76	Director	Since 2000
Professor of History, Williams College, (1961–2002); Professor Emeritus since 2002. President Emeritus since 1994 and President, (1985–1994); Chairman (1993–1997) and Interim President (2002–2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 72	Director	Since 1997	Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President, (1987–1998).	None

The Value Line Fund, Inc.

Management of the Fund

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 68	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 58	Director	Since 1996	Senior Financial Advisor, Veritable L.P. (Investment Adviser) since 2004; Senior Financial Advisor, Hawthorn, (2001–2004).	None
Officers
David T. Henigson Age 50	Vice President/ Secretary/ Chief Compliance Officer	Since 1994
Director, Vice President and Chief Compliance Officer of the Adviser. Director and Vice President of the Distributor. Vice President, Secretary and Chief Compliance Officer of each of the 14 Value Line Funds.

Stephen R. Anastasio Age 48	Treasurer	Since 2005	Corporate Controller of the Adviser until 2003; Chief Financial Officer of the Adviser (2003–2005); Treasurer of the Adviser since 2005; Treasurer of each of the 14 Value Line Funds since 2005.
Howard A. Brecher Age 53	Assistant Treasurer/ Assistant Secretary	Since 2005	Director, Vice President and Secretary of the Adviser. Director and Vice President of the Distributor.

*	Mrs. Buttner is an “interested person” as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s directors and is available, without charge, upon request by calling 1-800-243-2729.

The Value Line Fund, Inc.

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The Value Line Fund, Inc.

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The Value Line Fund, Inc.

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The Value Line Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — The Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its

Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

  (2) The Registrant’s Board has designated John W. Chandler, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)Audit Fees 2007 - $35,894

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2007 -$7,517

(d) All Other Fees – None

(e) (1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2007 -$7,517

(h) Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)

The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/_________________________________
Jean B. Buttner, President

Date:	February 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/____________________________________________
Jean B. Buttner, President, Principal Executive Officer

By:	/s/_________________________________________________
Stephen R. Anastasio, Treasurer, Principal Financial Officer

Date February 26, 2008